                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   November 30, 2006
                                                   -----------------------------

                      Banc of America Funding 2006-I Trust
--------------------------------------------------------------------------------
             (Exact Name of Issuing Entity as Specified in Charter)


                       Banc of America Funding Corporation
--------------------------------------------------------------------------------
                (Exact Name of Depositor as Specified in Charter)


                      Bank of America, National Association
--------------------------------------------------------------------------------
                 (Exact Name of Sponsor as Specified in Charter)


          New York                    333-130536-13           56-139-0085
--------------------------------------------------------------------------------
(State or Other Jurisdiction of   (Commission File Number  (I.R.S. Employer
Incorporation of Issuing Entity)    of Issuing Entity)     Identification No. of
                                                           Depositor)

214 North Tryon Street, Charlotte, North Carolina              28255
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Depositor's telephone number, including area code         (704) 386-2400
                                                  ------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events
              ------------

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated November 30, 2006 (the "Pooling and Servicing Agreement"), among Banc of America Funding Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement governs the Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-I (the "Certificates"), issued on November 30, 2006, including (i) the Class 1-A-1, Class 1-A-2, Class 1-A-R, Class 2-A-1, Class 2 A-2, Class 3-A-1, Class
3-A-2,  Class 4-A-1,  Class 5-A-1,  Class 5-A-2, Class 5-A-3, Class 5-A-4, Class
6-A-1,  Class 6-A-2,  Class S-B-1,  Class S-B-2, Class S-B-3, Class S-B-4, Class
N-B-1, Class N-B-2, Class N-B-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (the "Public Certificates"), having an aggregate initial class balance of $1,512,236,100 and (ii) the Class S-B-5, Class S-B-6, Class S-B-7, Class N-B-4, Class N-B-5, Class N-B-6 and Class CE Certificates (the "Private Certificates"), having an aggregate initial class balance of $6,116,601.

     The Public Certificates were sold to Banc of America Securities LLC ("BAS") pursuant to an underwriting agreement, dated November 30, 2006 (the "Underwriting Agreement"), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

     On November 30, 2006, the Private Certificates were sold to BAS in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of these certificates were applied to purchase the mortgage loans from the sponsor.

     The mortgage loans underlying the Certificates (i) were originated by Bank of America, National Association ("BANA") and are serviced by BANA pursuant to the servicing agreement, dated November 30, 2006 (the "BANA Servicing Agreement"), between the Company and BANA, a copy of which is attached as
Exhibit 10.1 or (ii) were acquired by BANA pursuant to various underlying sale agreements and are serviced pursuant to various servicing agreements. Copies of the underlying sale agreement and servicing agreement with respect to the originator and servicer other than BANA that originated and serviced 20% or more of the aggregate unpaid principal balance of any loan group as of the cut-off date are attached as Exhibit 10.2.

     The mortgage loans underlying the Certificates were purchased by the Company from BANA pursuant to a mortgage loan purchase agreement, dated November 30, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

     Wells Fargo Bank, N.A., as supplemental interest trust trustee, on behalf of the Banc of America Funding 2006-I Supplemental Interest Trust, entered into an interest rate swap agreement (the "Interest Rate Swap Agreement") and an interest rate floor agreement (the "Interest Rate Floor Agreement") with The Bank of New York, as counterparty, for the benefit of the holders of certain classes of Offered Certificates. Copies of the Interest Rate Swap Agreement and the Interest Rate Floor Agreement are attached as Exhibit 10.3 and 10.4, respectively.

Item 9.01     Financial Statements and Exhibits
              ---------------------------------

       (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

              1.1 Underwriting Agreement, dated November 30, 2006, between Banc of America Funding Corporation and Banc of America Securities LLC (including exhibits).

              4.1 Pooling and Servicing Agreement, dated November 30, 2006, by and among Banc of America Funding Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Association (including exhibits).

              4.2 Mortgage Loan Purchase Agreement, dated November 30, 2006 between Banc of America Funding Corporation and Bank of America, National Association (including exhibits).

              10.1 Servicing Agreement, dated November 30, 2006, between Banc of America Funding Corporation and Bank of America, National Association (including exhibits).

              10.2 (A) Assignment, Assumption and Recognition Agreement, dated November 30, 2006, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association, Wells Fargo Bank, N.A., PHH Mortgage Corporation, Bishop's Gate Residential Mortgage Trust and PNC Bank, N.A.

                       (B) Assignment, Assumption and Recognition Agreement, dated as of November 21, 2006, among Bank of America, National Association, PHH Mortgage Corporation, Bishop's Gate Residential Mortgage Trust and PNC Bank, N.A.

                       (C) Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of August 1, 2005, among Bank of America, National Association, PHH Mortgage Corporation and Bishop's Gate Residential Mortgage Trust.

                       (D) Regulation AB Compliance Addendum to Mortgage Loan Purchase, Sale & Servicing Agreement, dated as of January 1, 2006, among Bank of America, National Association, PHH Mortgage Corporation and Bishop's Gate Residential Mortgage Trust.

                       (E) Amendment No. 1 to Mortgage Loan Purchase, Sale & Servicing Agreement, dated as of January 30, 2006, among Bank of America, National Association, PHH Mortgage Corporation and Bishop's Gate Residential Mortgage Trust.

                       (F)   Additional  Collateral  Assignment  and   Servicing
                       Agreement, dated as of April 1, 2003, between PNC Bank, N.A. and PHH Mortgage Corporation.

                       (G) Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of April 30, 2003, among PNC Bank, N.A., PHH Mortgage Corporation and Bishop's Gate Residential Mortgage Trust.

               10.3 Interest Rate Swap Agreement, dated November 30, 2006, between Wells Fargo Bank, N.A. and The Bank of New York.

               10.4 Interest Rate Floor Agreement, dated November 30, 2006, between Wells Fargo Bank, N.A. and The Bank of New York.

                            Signature page to follow

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANC OF AMERICA FUNDING CORPORATION

                                            By:    /s/ Scott Evans
                                                   -----------------------------
                                            Name:  Scott Evans

                                            Title: Senior Vice President



Date:  November 30, 2006

                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX




Exhibit No.   Exhibit Description                                         Paper (P) or
-----------   -------------------                                         ------------
                                                                          Electronic (E)
                                                                          --------------
1.1           Underwriting Agreement, dated November 30, 2006, between          E
              Banc of America Funding Corporation and Banc of America
              Securities LLC (including exhibits).
4.1           Pooling and Servicing Agreement, dated November 30, 2006,         E
              by and among Banc of America Funding Corporation, Wells
              Fargo Bank, N.A. and U.S. Bank National Association
              (including exhibits).
4.2           Mortgage Loan Purchase Agreement, dated November 30,              E
              2006, between Banc of America Funding Corporation and
              Bank of America, National Association (including
              exhibits).
10.1          Servicing Agreement, dated November 30, 2006, between             E
              Banc of America Funding Corporation and Bank of America,
              National Association (including exhibits).
10.2(A)       Assignment, Assumption and Recognition Agreement, dated           E
              November 30, 2006, among Bank of America, National
              Association, Banc of America Funding Corporation, U.S.
              Bank National Association, Wells Fargo Bank, N.A., PHH
              Mortgage Corporation, Bishop's Gate Residential Mortgage
              Trust and PNC Bank, N.A.
10.2(B)       Assignment, Assumption and Recognition Agreement, dated           E
              as of November 21, 2006, among Bank of America, National
              Association, PHH Mortgage Corporation, Bishop's Gate
              Residential Mortgage Trust and PNC Bank, N.A.
10.2(C)       Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated    E
              as of August 1, 2005, among Bank of America, National
              Association, PHH Mortgage Corporation and Bishop's Gate
              Residential Mortgage Trust.


10.2(D)       Regulation AB Compliance Addendum to Mortgage Loan                E
              Purchase, Sale & Servicing Agreement, dated as of January
              1, 2006, among Bank of America, National Association, PHH
              Mortgage Corporation and Bishop's Gate Residential
              Mortgage Trust.
10.2(E)       Amendment No. 1 to Mortgage Loan Purchase, Sale &                 E
              Servicing Agreement, dated as of January 30, 2006, among
              Bank of America, National Association, PHH Mortgage
              Corporation and Bishop's Gate Residential Mortgage Trust.
10.2(F)       Additional Collateral Assignment and Servicing Agreement,         E
              dated as of April 1, 2003, between  PNC Bank, N.A. and
              PHH Mortgage Corporation.
10.2(G)       Mortgage Loan Flow Purchase, Sale & Servicing Agreement,          E
              dated as of April 30, 2003, among PNC Bank, N.A., PHH
              Mortgage Corporation and Bishop's Gate Residential
              Mortgage Trust.
10.3          Interest Rate Swap Agreement, dated November 30, 2006, between    E
              Wells Fargo Bank, N.A. and The Bank of New York.
10.4          Interest Rate Floor Agreement, dated November 30, 2006, between   E
              Wells Fargo Bank, N.A. and The Bank of New York.

